UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2011
UGI Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania	19406

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 610 337-1000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 8, 2011, UGI Corporation (the “Company”) issued a press release announcing financial results for the Company for the fiscal quarter and year ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
In its November 8, 2011 press release, the Company also announced earnings guidance for the fiscal year ending September 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished herewith:

99.1	Press Release of UGI Corporation dated November 8, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation
November 8, 2011	By:	Hugh J. Gallagher
		Name:	Hugh J. Gallagher
		Title:	Treasurer

EXHIBIT INDEX
The Following Exhibit Is Furnished:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of UGI Corporation dated November 8, 2011.